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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                        Date of Report:  September 26, 1997


                          CALIFORNIA HOTEL AND CASINO
                          ---------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                     Nevada
                                     ------
                        (State or Other Jurisdiction of
                         Incorporation or Organization)


        33-51672                                           88-0121743
        --------                                           ----------
(Commission File Number)                                (I.R.S. Employer
                                                       Identification No.)


                           2950 South Industrial Road
                            Las Vegas, Nevada 89109
                            -----------------------
              (Address of Principal Executive Offices) (Zip Code)


                                 (702) 792-7200
                                 --------------
                        (Registrant's telephone number,
                              including area code)

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ITEM 8.   CHANGE IN FISCAL YEAR.

        The Registrant determined on September 26, 1997 to change its fiscal year from a June 30 year end to a December 31 year end. A new fiscal year will commence on January 1, 1998. The transition period of July 1, 1997 - December 31, 1997 will be reported on Form 10-K if the Company is subject to filing reports at the time such report is due.


                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CALIFORNIA HOTEL AND CASINO


Date:  October 6, 1997                  /s/ Keith E. Smith
                                        ------------------------------------
                                        Keith E. Smith
                                        Vice President and Controller
                                        (Chief Accounting Officer)



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